UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2022, Fabian Souza, Senior Vice President, Corporate Controller, and principal accounting officer of Exelon Corporation (“Exelon” or the “Company”), informed the Company that he will depart on May 10, 2022.

Joseph R. Trpik Jr., currently serving as Senior Vice President, Chief Financial Officer, and Treasurer of Commonwealth Edison Company on an interim basis, will assume the role of Senior Vice President and Corporate Controller and become Exelon’s principal accounting officer effective as of May 10, 2022.

In connection with his new role, effective as of May 1, 2022, Mr. Trpik’s compensation will include an annual base salary of $475,000, an annual incentive program target opportunity of 55% of his base salary, and a long-term incentive target valued at $500,000, consistent with the Exelon Long-Term Incentive Plan. Long-term incentives (“LTI”) include performance share awards (accounting for sixty-seven percent of target LTI value) and restricted stock units (accounting for thirty-three percent of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Trpik remains eligible for benefits similar to those of other Exelon executives, including participation in Exelon’s health, welfare, retirement, relocation and severance plans.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel

April 1, 2022